Commitment and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Leases
The Company has entered into various non-cancelable operating leases for its office facilities with expiration dates between March 31, 2022 through April 15, 2032. The Company signed a termination of its Israel office lease, which shall become effective May 31, 2022. The Company entered into a new lease agreement which shall commence during 2022. Certain operating leases contain provisions under which monthly rent escalates over time. When lease agreements contain escalating rent clauses or free rent periods, the Company recognizes rent expense on a straight-line basis over the term of the lease. Lease expenses for the years ended December 31, 2019, 2020 and 2021 amounted to $3,495, $4,220 and $5,054, respectively.
Future minimum lease payments under non-cancelable leases as of December 31, 2021 are as follows:

Years ending December 31,
2022	$8,401
2023	9,194
2024	6,160
2025	5,986
2026	5,986
2027 and thereafter	31,679
Total minimum lease payments	$67,406

Non-cancelable Purchase Obligations
In the normal course of business, the Company enters into non-cancelable purchase commitments with various parties for mainly hosting services, as well as software products and services. As of December 31, 2021, the Company had outstanding non-cancelable purchase obligations with a term of 12 months or longer as follows:

Years ending December 31,
2022	$21,572
2023	2,431
2024	210
Total purchase obligations	$24,213

Purchase obligations are presented net of landlord’s participation in leasehold improvements in an aggregate amount of $17,148.
Legal matters
From time to time in the normal course of business, the Company may be subject to various legal matters such as threatened or pending claims or proceedings. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company believes that none of its current legal proceedings will have a material adverse effect on its financial position or results of operations.
Indemnification
The Company enters into various indemnification agreements in the ordinary course of business. Pursuant to these agreements, the Company typically indemnifies, holds harmless and agrees to reimburse the indemnified party for losses suffered or incurred by the indemnified party, generally its business partners or customers, in connection with (among other things) any patent, copyright or other intellectual property infringement claim by any third party with respect to the Company’s service offering. The term of these indemnification agreements is generally perpetual any time after execution of the agreement, subject to applicable statutes of limitations.
The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unspecified. To date, the Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification agreements.
The Company entered into indemnification agreements with certain officers and employees to indemnify them for certain events or occurrences, subject to certain limits, while the officer or employee is or was serving at its request in such capacity. The term of the indemnification period is indefinite. The maximum amount of potential future indemnification is unspecified.
The Company has no reason to believe that there is any material liability for actions, events or occurrences that have occurred to date.